SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – July 22, 2004

BOCA RESORTS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13173	65-0676005

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 East Camino Real, Boca Raton, Florida	33432

(Address of Principal Executive Offices)	(Zip Code)

(561) 447-5300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Press Release Announcing Closing of Senior Credit Facilities.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOCA RESORTS, INC.
Date: July 22, 2004	By:	WAYNE MOOR
Wayne Moor
Senior Vice President, Treasurer and Chief Financial Officer

By:	MARYJO FINOCCHIARO
MaryJo Finocchiaro
Vice President and Corporate Controller

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